Income taxes (Schedule of Income Tax Expense (Benefit)) (Details) - MXN ($) $ in Thousands		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Major components of tax expense (income) [abstract]
Expected benefit, expense		$ 514,294	$ 1,308,828	$ 890,249
Increase (decrease) as a result of:
Inflation effect, net		(417,960)	(114,419)	(217,249)
Impact of the nominal rate differences between the USA and Mexico		(23,368)	(35,914)	(16,572)
Benefit from utilization of tax loss carry-forward and others	[1]	(987,135)	(1,238,444)	(115,068)
Others, net (includes permanent items)		1,802,118	832,411	581,449
Income tax expense		$ 887,949	$ 752,462	$ 1,122,809
Effective tax rate		54.26%	17.92%	37.21%

[1]	This amount corresponds to the income tax benefit obtained by those companies that used tax loss carry-forwards in the years presented that were generated previously 2019, 2018 and 2017 , less the effect of tax losses incurred by some subsidiaries for which no deferred tax asset was recorded.